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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-27713) of SMC Corporation of our report dated February 9, 2000 appearing on page F-1 of this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
March 29, 2000





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